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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2002

Commission               Registrant, State of Incorporation   I.R.S. Employer
File Number              Address and Telephone Number         Identification No.

333-42427                J. CREW GROUP, INC.                  22-2894486

                         (Incorporated in New York)
                         770 Broadway
                         New York, New York 10003
                         Telephone: (212) 209-2500

333-42423                J. CREW OPERATING CORP.              22-3540930

                         (Incorporated in Delaware)
                         770 Broadway
                         New York, New York
                         Telephone: (212) 209-2500

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Item 5.   Other Events.

On December 23, 2002, J. Crew Group, Inc. (the "Company") and J. Crew Operating Corp., a wholly owned subsidiary of the Company, completed a three-year $180,000,000 secured credit facility, consisting of a $160 million revolving credit and letter of credit facility and a $20 million supplemental loan available on a seasonal basis. A copy of the Loan and Security Agreement is attached hereto as Exhibit 10.1.

Item 7.   Exhibits.

10.1 Loan Agreement dated as of December 23, 2002 among J. Crew Operating Corp. and certain subsidiaries thereof, as Borrowers, J. Crew Group, Inc. and certain subsidiaries thereof, as Guarantors, Wachovia Bank, National Association, as Arranger, Congress Financial Corporation, as Administrative Agent and Collateral Agent, and the Lenders thereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           J. CREW GROUP, INC.
                                           J. CREW OPERATING CORP.


                                           By /s/  Scott M. Rosen
                                             ---------------------------------
                                             Name:  Scott M. Rosen
                                             Title:  Executive Vice-President
                                                     and Chief Financial Officer

Date:    December 27, 2002

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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

10.1               Loan and Security Agreement dated December 23, 2002